Tyler Technologies Reports Earnings for First Quarter 2026
SaaS revenues grew 23.5% as bookings growth accelerated

PLANO, Texas – April 29, 2026 – Tyler Technologies, Inc. (NYSE: TYL), a large-cap growth and value S&P 500 technology company, today announced financial results for the first quarter ended March 31, 2026.
"Our first quarter results exceeded expectations for our key performance measures, with recurring and total revenues setting new quarterly records," said Lynn Moore, Tyler's president and chief executive officer. "We achieved double-digit recurring revenue growth, led by exceptional SaaS growth, extending our impressive track record with 21 consecutive quarters of 20% or greater SaaS growth. The healthy public sector demand environment was reflected in our strong bookings growth, and continued momentum with strategic initiatives across our business reinforces our confidence in achieving or exceeding our 2030 goals. We continue to invest in innovation and long-term growth through both product development and M&A," concluded Moore.
First Quarter 2026 Financial Highlights (all comparisons are to the first quarter of 2025):
Revenues
•Total revenues were $613.5 million, up 8.6%.
•Recurring revenues were $538.6 million, up 10.4%, and comprised 87.8% of total revenues, up from 86.3%.
•Subscription revenues were $429.8 million, up 14.6%.
◦SaaS revenues grew 23.5% to $222.4 million.
◦Transaction revenues grew 6.4% to $207.4 million.
•Annualized recurring revenue (ARR) was $2.15 billion, up 10.4%.
Earnings/EBITDA
•GAAP operating income was $99.8 million, up 11.9%. Non-GAAP operating income was $166.6 million, up 10.0%.
•GAAP net income was $81.2 million, or $1.88 per diluted share, up 0.2%. Non-GAAP net income was $133.4 million, or $3.09 per diluted share, up 9.3%.
•Adjusted EBITDA was $177.3 million, up 9.3%.
Cash Flow
•Cash flows from operations were $107.3 million, up 91.0%.
•Free cash flow was $102.8 million, up 112.9%.

Tyler Technologies Reports Earnings
for First Quarter 2026
April 29, 2026

"Our first quarter results were highlighted by strong recurring revenue growth, solid margin improvement, and free cash flow that more than doubled last year's first quarter," said Brian Miller, Tyler's executive vice president and chief financial officer. "We drove margin expansion through revenue mix improvement, cloud efficiency gains, and disciplined expense management. We repaid our $600 million of convertible debt when it matured in March and executed $250 million in share repurchases under our expanded $1 billion authorization. Including approximately $100 million of share repurchases in April, we have repurchased approximately 2.5% of our outstanding shares this year, underscoring our confidence in Tyler's long-term value. Our updated 2026 guidance also reflects the April acquisition of For The Record," concluded Miller.
Recent Business Highlights
Investment
•We repurchased 799,856 shares of our common stock during the first quarter under our previously announced repurchase authorization.
•Subsequent to the end of the quarter, we repurchased 298,144 shares of our common stock. As of April 29, approximately $653 million remains available under the share repurchase authorization.
Acquisition
•On April 14, we completed the acquisition of For The Record for approximately $223 million in cash. For The Record is our third largest acquisition to date, and enhances our justice portfolio by bringing advanced legal-grade speech-to-text and real-time, multilingual transcription technology powered by AI.

Financial Outlook for 2026
As of April 29, 2026, Tyler Technologies is providing the following guidance for the full year 2026:

Guidance for 2026	Range
Total revenues	$2.535 billion to $2.575 billion
Non-GAAP diluted earnings per share	$12.50 to $12.75
Free cash flow margin	26% to 28%
Research and development expense	$245 million to $250 million
Capital expenditures	$18 million to $20 million
Capitalized software development costs included in capex	$6 million
Net interest income	$8 million to $10 million

Tyler Technologies Reports Earnings
for First Quarter 2026
April 29, 2026

Tyler Technologies has not reconciled forward-looking full-year non-GAAP financial measures to their most directly comparable GAAP measures, as permitted by item 10(e)(1)(i)(B) of Regulation S-K. Such reconciliations would require unreasonable efforts at this time to estimate and quantify with a reasonable degree of certainty various necessary GAAP components, including for example those related to stock-based compensation, acquisition transactions, tax items or others that may arise during the year. These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts.
Conference Call
Prepared remarks, an investor presentation providing additional information and analysis, and supplemental materials can be found at the Financials section of Tyler's investor relations website. Tyler Technologies will hold a Q&A conference call on Thursday, April 30, 2026, at 10:00 a.m. ET. Participants can pre-register for the teleconference here. Alternatively, participants can join the teleconference by dialing 646-307-1951 and providing the operator with the conference name.
The live audio webcast and archived replay can also be accessed at the Events & Presentations section of Tyler's investor relations website.
About Tyler Technologies, Inc.
Tyler Technologies (NYSE: TYL) is a leading provider of integrated software and technology services for the public sector. Tyler’s end-to-end solutions empower local, state, and federal government entities to operate efficiently and transparently with residents and each other. By connecting data and processes across disparate systems, Tyler’s solutions transform how clients turn actionable insights into opportunities and solutions for their communities. Tyler has more than 45,000 successful installations across 15,000 locations, with clients in all 50 states, Canada, the Caribbean, Australia, and other international locations. Tyler has been recognized numerous times for growth and innovation, including on Government Technology’s GovTech 100 list. More information about Tyler Technologies, an S&P 500 company headquartered in Plano, Texas, can be found at tylertech.com.

Tyler Technologies Reports Earnings
for First Quarter 2026
April 29, 2026

Non-GAAP Financial Measures
Tyler Technologies has provided in this press release financial measures that have not been prepared in accordance with generally accepted accounting principles (GAAP) and are therefore considered non-GAAP financial measures. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, EBITDA, adjusted EBITDA, free cash flow, and free cash flow margin. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating Tyler’s ongoing operational performance because they provide additional insight in comparing results from period to period while isolating the effects of some items that vary from period to period without correlation to core operating performance. Tyler believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. EBITDA is net income before interest expense, other income, income taxes, depreciation, and amortization. Non-GAAP and adjusted financial measures discussed above exclude share-based compensation expense, employer portion of payroll taxes on employee stock transactions, expenses associated with amortization of intangibles arising from business combinations, acquisition-related expenses, and restructuring costs and other. Annualized recurring revenue (ARR) is calculated by annualizing the current quarter's recurring revenues from subscriptions and maintenance.
Tyler currently uses a non-GAAP tax rate of 23.0%. This rate is based on Tyler's estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating Tyler's non-GAAP income, as well as significant non-recurring tax adjustments. The non-GAAP tax rate used in future periods will be reviewed periodically to determine whether it remains appropriate in consideration of factors including Tyler's periodic annual effective tax rate calculated in accordance with GAAP, changes resulting from tax legislation, changes in the geographic mix of revenues and expenses, and other factors deemed significant. Due to differences in tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to Tyler's estimated annual tax rate as described above, the estimated tax rate on non-GAAP income may differ from the GAAP tax rate and from Tyler's actual tax liabilities.
Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP measures used by Tyler Technologies may be different from non-GAAP measures used by other companies. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, which has been provided in the financial statement tables included below in this press release.
Forward-looking Statements
This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical in nature and typically address future or anticipated events, trends, expectations or beliefs with respect to our financial condition, results of operations or business. Forward-looking statements often contain words such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “continues,” “may,” “will,” “should,” “projects,” “might,” “could” or other similar words or phrases. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. We believe there is a reasonable basis for our forward-looking statements, but they are inherently subject to risks and uncertainties and actual results could differ materially from the expectations and beliefs reflected in the forward-looking statements. We presently consider the following to be among the important factors that could cause actual results to differ materially from our expectations and beliefs: (1) changes in the

Tyler Technologies Reports Earnings
for First Quarter 2026
April 29, 2026

budgets or regulatory environments of our clients, including local, state and federal government agencies, that could negatively impact information technology spending; (2) disruption to our business and harm to our competitive position resulting from cyber-attacks, evolving use of artificial intelligence (“AI”), security vulnerabilities and software updates, or changes in our ability to access third-party software and services; (3) our ability to protect client information from security breaches or misuse through AI and to provide uninterrupted operations of data centers; (4) our ability to achieve growth or operational synergies through the integration of acquired businesses, while avoiding unanticipated costs and disruptions to existing operations; (5) material portions of our business require the Internet infrastructure to be adequately maintained; (6) our ability to actively monitor developments in AI regulation and ethical standards as we expect that future changes in the regulatory landscape may affect our product development timelines, compliance costs, and market opportunities related to AI; (7) our ability to achieve our financial forecasts due to various factors, including project delays by our clients, reductions in transaction size, fewer transactions, delays in delivery of new products or releases or a decline in our renewal rates for service agreements; (8) general economic, political and market conditions, including inflation and changes in interest rates; (9) technological and market risks associated with the development of new technologies, products or services or of new versions of existing or acquired products or services; (10) competition in the industry in which we conduct business and the impact of competition on pricing, client retention and pressure for new products or services; (11) the ability to attract and retain qualified personnel and dealing with rising labor costs, the loss or retirement of key members of management or other key personnel; and (12) costs of compliance and any failure to comply with government and stock exchange regulations. These factors and other risks that affect our business are described in our filings with the Securities and Exchange Commission, including the detailed “Risk Factors” contained in our most recent annual report on Form 10-K and quarterly report on Form 10-Q. We expressly disclaim any obligation to publicly update or revise our forward-looking statements.
(Comparative results follow)
Contact: Hala Elsherbini
Senior Director, Investor Relations
Tyler Technologies, Inc.
972-713-3770
hala.elsherbini@tylertech.com

Source: Tyler Technologies
#TYL_Financial
26-19

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended March 31,
	2026	2025

Revenues:
Subscriptions	$429,745	$374,989
Maintenance	108,874	112,801
Professional services	60,807	64,050
Other	14,077	13,325
Total revenues	613,503	565,165

Cost of revenues:
Subscriptions, maintenance, and professional services	293,547	278,053
Amortization of software development	5,624	5,379
Amortization of acquired software	8,984	9,294
Other	8,914	5,358
Total cost of revenues	317,069	298,084

Gross profit	296,434	267,081

Sales and marketing expense	38,797	36,473
General and administrative expense	83,965	79,452
Research and development expense	59,727	47,844
Amortization of other intangibles	14,133	14,139

Operating income	99,812	89,173

Interest expense	(1,066)	(1,246)
Other income, net	7,676	7,363
Income before income taxes	106,422	95,290
Income tax provision	25,242	14,238
Net income	$81,180	$81,052

Earnings per common share:
Basic	$1.90	$1.88
Diluted	$1.88	$1.84

Weighted average common shares outstanding:
Basic	42,805	43,024
Diluted	43,147	43,943

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended March 31,
Reconciliation of non-GAAP gross profit and margin	2026	2025
GAAP gross profit	$296,434	$267,081
Non-GAAP adjustments:
Add: Share-based compensation expense included in cost of revenues	9,474	8,714
Add: Amortization of acquired software	8,984	9,294
Non-GAAP gross profit	$314,892	$285,089
GAAP gross margin	48.3%	47.3%
Non-GAAP gross margin	51.3%	50.4%

	Three months ended March 31,
Reconciliation of non-GAAP operating income and margin	2026	2025
GAAP operating income	$99,812	$89,173
Non-GAAP adjustments:
Add: Share-based compensation expense	37,159	37,660
Add: Employer portion of payroll tax related to employee stock transactions	792	1,064
Add: Acquisition-related costs	224	33
Add: Restructuring costs and other	5,489	24
Add: Amortization of acquired software	8,984	9,294
Add: Amortization of other intangibles	14,133	14,139
Non-GAAP adjustments subtotal	66,781	62,214
Non-GAAP operating income	$166,593	$151,387
GAAP operating margin	16.3%	15.8%
Non-GAAP operating margin	27.2%	26.8%

	Three months ended March 31,
Reconciliation of non-GAAP net income and earnings per share	2026	2025
GAAP net income	$81,180	$81,052
Non-GAAP adjustments:
Add: Total non-GAAP adjustments to operating income	66,781	62,214
Less: Income tax impact	(14,595)	(21,200)
Non-GAAP net income	$133,366	$122,066
GAAP earnings per diluted share	$1.88	$1.84
Non-GAAP earnings per diluted share	$3.09	$2.78

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended March 31,
Detail of share-based compensation expense	2026	2025
Cost of revenues	$9,474	$8,714
Operating expenses	27,685	28,946
Total share-based compensation expense	$37,159	$37,660

	Three months ended March 31,
Reconciliation of EBITDA and adjusted EBITDA	2026	2025
GAAP net income	$81,180	$81,052
Amortization of other intangibles	14,133	14,139
Depreciation and amortization included in cost of revenues, sales and marketing expense, general and administrative expense, and research and development expense	19,723	20,209
Interest expense	1,066	1,246
Other income, net	(7,676)	(7,363)
Income tax provision	25,242	14,238
EBITDA	$133,668	$123,521
Share-based compensation expense	37,159	37,660
Acquisition-related costs	224	33
Employer portion of payroll tax related to employee stock transactions	792	1,064
Lease restructuring costs and other	5,489	24
Adjusted EBITDA	$177,332	$162,302

	Three months ended March 31,
Reconciliation of free cash flow	2026	2025
Net cash provided by operating activities	$107,262	$56,158
Less: additions to property and equipment	(3,237)	(2,335)
Less: investment in software development	(1,260)	(5,550)
Free cash flow	$102,765	$48,273
Free cash flow margin	16.8%	8.5%

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
 (Unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$316,010	$1,015,400
Accounts receivable, net	572,998	638,798
Short-term investments	30,344	81,800
Prepaid expenses and other current assets	107,129	84,142
Income tax receivable	14,613	23,748
Total current assets	1,041,094	1,843,888

Accounts receivable, long-term portion	8,271	5,968
Operating lease right-of-use assets	40,454	35,602
Property and equipment, net	158,815	160,355

Other assets:
Software development costs, net	58,836	68,371
Goodwill	2,591,709	2,590,013
Other intangibles, net	755,741	780,414
Non-current investments	51,455	60,698
Other non-current assets	92,244	93,599
Total assets	$4,798,619	$5,638,908

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$319,399	$365,346
Operating lease liabilities	10,594	9,598
Deferred revenue	709,780	780,838
Current portion of convertible senior notes due 2026, net	—	599,663
Total current liabilities	1,039,773	1,755,445

Deferred revenue, long-term	21,059	20,988
Deferred income taxes	109,210	95,063
Operating lease liabilities, long-term	37,366	33,347
Other long-term liabilities	32,978	31,276
Total liabilities	1,240,386	1,936,119

Shareholders' equity	$3,558,233	$3,702,789
Total liabilities and shareholders' equity	$4,798,619	$5,638,908

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three months ended March 31,
	2026	2025
Cash flows from operating activities:
Net income	$81,180	$81,052
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	38,949	34,621
(Gains) losses from sale of investments	(3)	1
Share-based compensation expense	37,159	37,660
Operating lease right-of-use assets expense	2,323	2,288
Deferred income tax benefit	14,213	(11,080)
Changes in operating assets and liabilities, exclusive of effects of acquired companies	(66,559)	(88,384)
Net cash provided by operating activities	107,262	56,158

Cash flows from investing activities:
Additions to property and equipment	(3,237)	(2,335)
Purchase of marketable security investments	(1,358)	(71,993)
Proceeds and maturities from marketable security investments	61,858	1,756
Investment in software development	(1,260)	(5,550)
Cost of acquisitions, net of cash acquired	(20)	(18,024)
Other	(8)	(23)
Net cash provided (used) by investing activities	55,975	(96,169)

Cash flows from financing activities:
Payment on convertible senior notes	(600,000)	—
Purchase of treasury shares	(250,063)	—
Payment of employee taxes paid for withheld shares upon equity award settlement, net of proceeds from exercise of stock options	(16,365)	1,526
Contributions from employee stock purchase plan	3,801	3,970
Other	—	(4,477)
Net cash (used) provided by financing activities	(862,627)	1,019

Net (decrease) in cash and cash equivalents	(699,390)	(38,992)
Cash and cash equivalents at beginning of period	1,015,400	744,721

Cash and cash equivalents at end of period	$316,010	$705,729